91903-P1 09/24

LEGG MASON ETF INVESTMENT TRUST (THE “TRUST”)

SUPPLEMENT DATED SEPTEMBER 6, 2024

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED AUGUST 1, 2024, OF

WESTERN ASSET TOTAL RETURN ETF

At a meeting held on September 5, 2024, the Board of Trustees of the Trust approved the reorganization of the Western Asset Total Return ETF (the “Total Return Fund”), a series of the Trust, into the Western Asset Bond ETF (the “Bond Fund”), a series of the Frankin Templeton ETF Trust (the “Reorganization”). If approved by the shareholders of the Total Return Fund, the Reorganization will consist of (1) the acquisition of substantially all of the assets (net of any liabilities) of the Total Return Fund by the Bond Fund, in exchange solely for shares of the Bond Fund and cash (in lieu of fractional shares, if any), (2) the issuance of shares of the Bond Fund and cash (in lieu of fractional shares, if any) to the Total Return Fund and the pro rata distribution of such shares and cash (in lieu of fractional shares, if any), to the shareholders of the Total Return Fund, and (3) the complete liquidation and dissolution of the Total Return Fund.

It is anticipated that in the third quarter of 2024, shareholders of the Total Return Fund will receive a combined prospectus/proxy statement seeking shareholder approval of the Reorganization and detailing the reasons for, and other matters relating to, the Reorganization. The Reorganization is subject to the approval of the Total Return Fund’s shareholders, and the shareholder meeting is scheduled for December 13, 2024. If approved by the Total Return Fund’s shareholders, it is anticipated that the Reorganization will be completed in the first quarter of 2025.

For more information, visit https://www.franklintempleton.com or call (800) DIAL BEN®/342-5236.

Please retain this supplement for future reference.